UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 21, 2019

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation of Bylaws; Changes in Fiscal Year.

On February 21, 2019, the Board of Directors (the “Board”) of 1st Constitution Bancorp (the “Company”), approved and adopted an amendment (the “Amendment”) to Article II, Section 2 of the By-laws of the Company (the “By-laws”). Prior to the Amendment, Article II, Section 2 of the By-laws provided in its entirety:

“SECTION 2. NUMBER OF DIRECTORS. The entire board shall consist of that number of directors, not less than one nor more than twenty-five, as may from time to time be prescribed by the Board. Directors shall be at least twenty-one years of age and need not be United States citizens or residents of New Jersey or shareholder of the Corporation. No person shall be eligible for election or reelection as a director after he had attained the age of seventy five (75) years.”

The Amendment removes the last sentence of Article II, Section 2 of the By-laws.

The foregoing description of the Amendment is qualified in its entirety by reference to the full-text of the Amendment, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

In connection with the Amendment and upon recommendation by the Nominating and Governance Committee, the Board also approved and adopted amendments to the Company’s Corporate Governance Guidelines (the “Guidelines”). Among other changes, the Guidelines were amended to provide for a director retirement policy, which provides that no person shall be eligible for election or re-election as a director after such person attains the age of seventy-five (75) years, except that the Board may waive this policy with respect to any such person upon the approval of a majority of the directors then in office.

The foregoing summary of the amendments to the Guidelines is qualified in its entirety by reference to the full-text of the Guidelines, which are available on the Company’s website at www.1stconstitution.com under “Investor Relations – Governance Documents”.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amendment to the By-laws of 1st Constitution Bancorp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: February 26, 2019	By:	/s/ Robert F. Mangano
Name: Robert F. Mangano
Title: President and Chief Executive Officer